UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	May 24, 2007

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; “Pequot” refers to Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P, collectively; and “Constellation” refers to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, collectively.

ITEM 1.01    Entry into a Material Definitive Agreement

(1)           Purchase Agreement

On May 24, 2007, the Company entered into a purchase agreement (the “Purchase Agreement”) with Pequot and Constellation (collectively referred to as the “Purchasers”) whereby among other things the Company (A)(i) issued and sold, and Pequot purchased 3,753,127 shares of Series A-7 convertible preferred stock, par value $0.001 per share, and (ii) granted an option to Constellation to purchase up to 417,015 shares of Series A-7 convertible preferred stock, par value $0.001 per share (collectively the “Series A-7 Preferred Stock”), and (B)(i) issued and sold, and Pequot purchased detachable warrants to purchase up to 1,125,939 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s common stock and (ii) granted an option to Constellation to purchase detachable warrants to purchase up to 125,105  shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s common stock  (collectively, the “Series A-7 Warrants”).  On May 30, 2007, Constellation exercised its rights under the foregoing options and the Company issued and sold, and Constellation purchased, 417,015 shares of Series A-7 Preferred Stock and 125,105 Series A-7 Warrants.

The aggregate purchase paid by Pequot for the Series A-7 Preferred Stock and Series A-7 Warrants it purchased was $4,500,000. The aggregate purchase price paid by Constellation for the Series A-7 Preferred Stock and Series A-7 Warrants it purchased was $500,000.

The Series A-7 Preferred Stock have the same rights, privileges and limitations as all other currently outstanding Series A Preferred Stock of the Company, except that, if and whenever the Company shall issue or sell, or is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than a Series A-7 conversion price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series A-7 conversion price shall be reduced to the price that is the purchase price of such Common Stock so issued or sold.  Holders of the Series A-7 Preferred Stock will be entitled to vote together with all other classes and series of voting stock of the Company on all actions to taken by the shareholders of the Company. Holders of the Series A-7 Preferred Stock will be entitled to the number of votes equal to the number of whole shares of the Company common stock into which the Series A-7 referred Stock held by such holder are then convertible (as adjusted from time to time pursuant to the terms of the Company’s Certificate of Incorporation, as amended), provided however, that solely for voting purposes, the number of votes for each Series A-7 Preferred Stock will be one vote per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting shares). The conversion rights of the Series A-7 Preferred Stock are as set forth in Item 3.02 of this Form 8-K under the heading “Terms of Conversion or Exercise” which is incorporated herein by reference.

The Series A-7 Warrants expire on May 24, 2011.  The Series A-7 Warrants are exercisable at any time at the option of the Holder.  Cashless exercise is permitted.  The purchase price per share at which the A-7 Warrant holder can purchase the Company’s common stock is $1.3189 per share.

Pequot and Constellation together are the holders of a majority of the Company’s currently outstanding voting stock. Two members of the Company’s Board of Directors are employees of Pequot and one member of the Company’s Board of Directors is an officer and managing director of Constellation.

Terms not otherwise defined herein have the meaning ascribed to them in the Purchase Agreement.

The description of Purchase Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

The description of Series A-7 Preferred Stock is qualified in its entirety by reference to the terms of the Purchase Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference, and the terms of the Amended Certificate (defined below), attached hereto as Exhibit 3 which is incorporated herein by reference.

The description of the Series A-7 Warrants is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.2 as well as to the Purchase Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

(2)           Amendment to Registration Rights Agreement

In connection with a purchase agreement entered into by the Company and the Purchasers on December 10, 2004, as amended, for the purchase of the Company’s Series A-4 Preferred Stock and Series A-5 Preferred Stock, the Company granted certain registration rights to the Purchasers with respect to (i) the shares of its Common Stock issuable from time to time upon conversion of the Series A-4 Preferred Stock and Series A-5 Preferred Stock purchased by the Purchasers and the exercise of the Series A-4 Warrants and the Series A-5 Warrants and any other warrant to purchase Common Stock of the Company previously granted to the Purchasers and (ii) all other shares of Common Stock of the Company owned from time to time by the Purchasers. The Company amended and restated the Registration Rights Agreement, dated May 21, 2004, between the Company, Pequot and certain individuals named therein on December 10, 2004, to grant the additional registration rights set forth above to the Purchasers. The parties to such amended and restated Registration Rights Agreement further amended and restated the Registration Rights Agreement on August 1, 2005 (the "Amended and Restated Registration Rights Agreement"), in connection with the departure of one of the parties thereto as an employee of the Company.  The parties to the Amended and Restated Registration Rights

Agreement are the Company, Steven Rothman, Howard Pavony, Pequot and Constellation.  On November 23, 2005, Amendment No. 1 to the Amended and Restated Registration Rights Agreement was entered into providing for registration rights for the A-5 Warrants. On March 29, 2007 Amendment No. 2 to the Amended and Restated Registration Rights Agreement was entered into providing for the registration rights for the Series A-6 Preferred Stock and the Series A-6 Warrants and on April 9, 2007 Amendment No. 3 to the Amended and Restated Registration Rights was entered into providing for the registration rights for additional Series A-6 Preferred Stock and Series A-6 Warrants issued to the Purchasers.  On May 24, 2007 Amendment No.4 to the Amended and Restated Registration Rights was entered into providing for the registration rights for the Series A-7 Preferred Stock and the Series A-7 Warrants.

Terms not otherwise defined herein have the meaning ascribed to them in the Amended and Restated Registration Rights Agreement, as amended.

The description of the Amended and Restated Registration Rights Agreement above is qualified in its entirety by reference to the terms of the Amended and Restated Registration Rights Agreement filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on August 4, 2005.

The description of Amendment No. 1 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of Amendment No. 1 to the Amended and Restated Registration Rights Agreement filed as Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

The description of Amendment No. 2 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of Amendment No. 2 to the Amended and Restated Registration Rights Agreement filed as Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on April 2, 3007.

The description of Amendment No. 3 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of Amendment No. 3 to the Amended and Restated Registration Rights Agreement filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on April 13, 2007.

The description of Amendment No. 4 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.3 which is incorporated herein by reference.

(3)           Amendment to Nexl Agreement and Plan of Merger

Reference is made to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) dated as of August 16, 2005, between NEXL, Inc., a Massachusetts corporation (the “Corporation”), MTM Technologies (Massachusetts), LLC, a Delaware limited liability company (the “Merger Subsidiary”), the Company, and the sole shareholder of Merger Subsidiary, Clifford L. Rucker, a natural person (the “Controlling Shareholder”) and each person added as a part to the Agreement pursuant to Section 12.02 thereof (collectively with the Controlling Shareholder, the “Shareholders” and each a “Shareholder”).  Pursuant to the Earnout provisions set forth in the Merger Agreement, if certain financial targets are meet, the Company shall pay to the Shareholders an earnout payment as set forth in the Merger Agreement (the “Earnout Payment”).

The Parties have agreed to amend the terms of the Merger Agreement to provide that instead of the Earnout Payment that would be due under the Merger Agreement  that the Earnout Payment will be made wholly in shares of the Company common stock consisting of a total of 1,302,632 shares. The Company is withholding the issuance of certain of the shares to be issued pursuant to its rights under the Merger Agreement.

Terms not otherwise defined herein have the meaning ascribed to them in the Merger Agreement.

The description of the Merger Agreement above is qualified in its entirety by reference to the terms of the Merger Agreement filed as Exhibit 3 to the Form 8-K filed with the Securities and Exchange Commission on August 16, 2005.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 30, 2007, we issued a press release providing updated earnings guidance with respect to our financial results for our fiscal quarter ended March 31, 2007 and fiscal year ending March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition" in accordance with General Instructions B of Form 8-K.

ITEM 3.02.    Unregistered Sales of Equity Securities

(1)           Purchase by Pequot

(a)           Date of sale and the title and amount of securities sold

(i)           A-7 Preferred Stock and A-7 Warrants

On May 24, 2007 the Company sold to Pequot 3,753,127 shares of Series A-7 Preferred Stock and 1,125,939 Series A-7 Warrants for an aggregate purchase price of $4,500,000. On May 30, 2007, the Company sold to Constellation 417,015 shares of Series A-7 Preferred Stock and 125,105 Series A-7 Warrants for an aggregate purchase price of $500,000.

The description of Series A-7 Preferred Stock is qualified in its entirety by reference to the terms of the Purchase Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference, and the terms of the Amended Certificate, attached hereto as Exhibit 3 which is incorporated herein by reference.

The description of the A-7 Warrants is qualified in its entirety by reference to the terms of the form of the A-7 Warrants attached hereto as Exhibit 10.2 which is incorporated herein by reference, and to the Purchase Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

(b)           Consideration

(i)           A-7 Preferred Stock and A-7 Warrants

The aggregate consideration paid by Pequot was $4,500,000 in cash.  The Company did not, and Pequot has represented to the Company that they did not, directly or indirectly pay any commission or remuneration to any person in connection with the issuance and sale of the Series A-7 Preferred Stock or A-7 Warrants. The aggregate consideration paid by Constellation was $500,000 in cash.  The Company did not, and Constellation has represented to the Company that they did not, directly or indirectly pay any commission or remuneration to any person in connection with the issuance and sale of the Series A-7 Preferred Stock or A-7 Warrants.

(c)           Exemption from Registration Claimed

(i)    A-7 Preferred Stock, A-7 Warrants

The Company issued and sold the Series A-7 Preferred Stock, the A-7 Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”).  Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder.  The Purchasers received, or had access to, material information concerning the Company, including but not limited to, the Company’s reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)       Terms of Conversion or Exercise

(i)           The Series A-7 Preferred Stock

The Series A-7 Preferred Stock is convertible into Common Stock of the Company at any time at the election of its holders. The Series A-7 Preferred Stock will automatically convert into Common Stock of the Company if, at any time following 18 months after the issuance of the Series A-7 Preferred Stock, the Volume-Weighted Average Price (as defined in the Company’s Certificate of Incorporation, as amended) of the Company’s common stock for the immediately preceding sixty consecutive trading days exceeds four times the Series A-7 Preferred Stock conversion price.

However, there will not be an automatic conversion unless at the time of such proposed conversion the Company shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of the Company’s common stock issued or issuable to the holders (A) on conversion of certain of the Series A Preferred Stock then issued or issuable to such holders, and (B) on exercise of certain of the warrants to purchase the Company’s common stock issued pursuant to previous agreements entered into among the Company, Pequot and Constellation, and such shares of common stock of the Company have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-

counter bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock).  The Series A-7 Preferred Stock will convert to common stock of the Company, initially at a ratio of one share of common stock for every share of Series A-7 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.  Pursuant to the terms of the Purchase Agreement, no securities can be issued pursuant to adjustment provisions if such issuance would be below the Series A-7 Conversion Price ($1.199) without shareholder approval.

If and whenever the Company shall issue or sell, or is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than a Series A-7 conversion price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series A-7 conversion price shall be reduced to the price that is the purchase price such Common Stock so issued or sold.

The description of Series A-7 Preferred Stock is qualified in its entirety by reference to the terms of the Purchase Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference, and the terms of the Amended Certificate (defined below), attached hereto as Exhibit 3 which is incorporated herein by reference.

(ii)           The A-7 Warrants

The Series A-7 Warrants expire on May 24, 2011. The Series A-7 Warrants are exercisable at any time at the option of the Holder.  Cashless exercise is permitted.  The purchase price per share at which the A-7 Warrant holder can purchase the Company’s common stock is $1.3189 per share.

The description of the A-7 Warrants is qualified in its entirety by reference to the terms of the form of the A-7 Warrants attached hereto as Exhibit 10.2 which is incorporated herein by reference, and to the Purchase Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

(2)           Issuance Pursuant to Merger Agreement

On May 31, 2007 the Company issued an aggregate of 1,276,579 shares of Company Common Stock to the Shareholders as Earnout Payment pursuant to the Merger Agreement as follows:

Clifford Rucker:  1,022,566 Common Shares
Dean Oliver:  156,316 Common Shares
James Murphy:  97,697 Common Shares

The Company is withholding the issuance of certain of the shares to be issued pursuant to its rights under the Merger Agreement.

The Company issued the Company Common Stock to the Shareholders in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act.  Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder.  The Purchasers received, or had access to, material information concerning the Company, including but not limited to, the Company’s reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

           The above description is qualified in its entirety by reference to the terms of the Merger Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on August 19, 2005.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION

Pursuant to the Company’s Certificate of Incorporation, as amended, the Company’s Board of Directors is authorized to divide up to 6,000,000 shares of Preferred Stock that are not designated as Series A Preferred Stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations or restriction for the shares of such series.  Pursuant to such authority, the Board of Directors, and the Independent Committee of the Board of Directors authorized the designation of the Series A-7 Preferred Stock which have all such rights, including, without limitation, voting rights as set forth in the amendment to the Certificate of Incorporation (the “Certificate of Amendment”).

The Company filed the Certificate of Amendment with the Secretary of State of the State of New York on May 23, 2007.

The description of the Certificate of Amendment is qualified in its entirety by reference to the terms of such Certificate of Amendment attached hereto as Exhibit 3 which is incorporated herein by reference.

ITEM 9    Financial Statements and Exhibits

9.01         Financial Statements and Exhibits

(c)   Exhibits

Exhibit 3       Amendment to Certificate of Incorporation

Exhibit 10.1    Purchase Agreement.

Exhibit 10.2    Form of A-7 Warrant

Exhibit 10.3    Amendment No. 4 of the Amended and Restated Registration Rights Agreement

Exhibit 99.1    Press Release, dated May 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)

May 31, 2007	By:	/s/ J.W. Braukman III
J.W. Braukman III
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Exhibit 3         Amendment to Certificate of Incorporation

Exhibit 10.1    Purchase Agreement.

Exhibit 10.2    Form of A-7 Warrant

Exhibit 10.3    Amendment No. 4 of the Amended and Restated Registration Rights Agreement

Exhibit 99.1    Press Release, dated May 30, 2007